Pension Plans and Other Postretirement Benefits - Net Periodic Benefit Cost (Income) (Details) - Pension Plan - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Components of net periodic benefit cost (income):
Interest cost	$ 132	$ 110	$ 168
Expected return on plan assets	(309)	(317)	(388)
Amortization of net actuarial loss	3	5	2
Settlement losses	1	16	0
Net periodic benefit cost (income)	$ (173)	$ (186)	$ (218)